    As filed with the Securities and Exchange Commission on February 25, 2003
                                                 FILE Nos. 333-44228
                                                            811-4160

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 3 on Form N-6
                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 4

                             JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden, Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------


Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   _____  On (date) pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   __X__  On April 28, 2003, pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                   MAY 1, 2003


                                  ENSEMBLE EXEC

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
 SERVICE OFFICE: One Granite Place, Concord, New Hampshire 03301   800-258-3648

This Prospectus describes the Ensemble EXEC Variable Life Insurance Policy ("Ensemble EXEC" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company") and designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship. The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Net Accumulation Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II

AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP II CONTRAFUND(R) PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2

MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 2
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.


Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble EXEC insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                     PAGE
                                                     ----
POLICY BENEFITS/RISKS SUMMARY                          3
POLICY RISKS                                           4
PORTFOLIO RISKS                                        5
FEE TABLES                                             6
DEFINITIONS                                           11
THE COMPANY                                           12
THE SEPARATE ACCOUNT                                  13
INVESTMENT AND FIXED ACCOUNT OPTIONS                  14
   Separate Account Investments                       14
   Investment Advisers and Objectives for
      Each of the Funds                               14
   Mixed and Shared Funding; Conflicts of
      Interest                                        18
   Fund Additions, Deletions or
      Substitutions                                   18
   General Account                                    18
POLICY CHOICES                                        19
   General                                            19
   Premium Payments                                   19
   Modified Endowment Contract                        19
   Compliance with the Internal Revenue
      Code                                            20
   Backdating                                         20
   Allocation of Premiums                             20
   Death Benefit Options                              20
   Transfers and Allocations to Funding
      Options                                         22
   Telephone Transfers, Loans and
      Reallocations                                   22
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)            23
POLICY VALUES                                         23
   Accumulation Value                                 23
   Unit Values                                        24
   Net Investment Factor                              24
   Surrender Value                                    25
CHARGES & FEES                                        25
   Charges & Fees Assessed Against
      Premium                                         25
   Charges & Fees Assessed Against
      Accumulation Value                              25
   Charges & Fees Assessed Against the
      Separate Account                                27
   Charges Deducted Upon Surrender
   Surrender Charges on Surrenders and
      Withdrawals
   Surrender Charges on Increases in
      Specified Amount
POLICY RIGHTS                                         28
   Surrenders                                         28
   Withdrawals                                        28
   Grace Period                                       28
   Reinstatement of a Lapsed or Terminated
      Policy                                          29
   Coverage Beyond Insured's Attained
      Age 100                                         29
   Right to Defer Payment                             29
   Policy Loans                                       29
   Policy Changes                                     30
   Right of Policy Examination ("Free Look
      Period")                                        31
   Supplemental Benefits                              31
DEATH BENEFIT                                         32
POLICY SETTLEMENT                                     33
   Settlement Options                                 33
ADDITIONAL INFORMATION                                34
   Reports to Policyowners                            34
   Right to Instruct Voting of Fund Shares            34
   Disregard of Voting Instructions                   34
   State Regulation                                   35
   Legal Matters                                      35
   Financial Statements                               35
   Employment Benefit Plans                           35
TAX MATTERS                                           36
   General                                            36
   Federal Tax Status of the Company                  36
   Life Insurance Qualification                       36
   Charges for JP Financial Income Taxes              39
MISCELLANEOUS POLICY PROVISIONS                       39
   The Policy                                         39
   Payment of Benefits                                39
   Suicide and Incontestability                       39
   Protection of Proceeds                             39
   Nonparticipation                                   39
   Changes in Owner and Beneficiary;
      Assignment                                      40
   Misstatements                                      40
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, SURRENDER
   VALUES AND DEATH BENEFITS                         A-1


   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

  POLICY BENEFITS/RISKS SUMMARY

- POLICY BENEFITS

  This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

  The Policy is a flexible premium variable universal life insurance contract designed primarily for use on a multi-life basis when the insured people share a common employment or a business relationship. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

- ISSUANCE AND UNDERWRITING

  We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

- DEATH BENEFIT

  The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

  CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.


- ACCESS TO CASH VALUE

  LOANS: You may borrow up to 100% of the Policy's Net Accumulation at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

  PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Net Accumulation Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

  SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any outstanding Policy Debt plus, if you surrender your Policy in the first two Policy Years, any Refund of Sales Charges. A surrender may have tax consequences.


- FLEXIBILITY OF PREMIUMS

  After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount your select. You may also choose to make pre-authorized automatic monthly premium payments.

- "FREE LOOK" PERIOD

  You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

- OWNERSHIP RIGHTS

  While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

- SEPARATE ACCOUNT

  The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

- GENERAL ACCOUNT

  You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

- TRANSFERS

  GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge $50 for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

  DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

  PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

- SETTLEMENT OPTIONS

  There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.




- TAX BENEFITS

  Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

- SUPPLEMENTAL BENEFITS AND RIDERS

  We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

  POLICY RISKS

- INVESTMENT RISK

  If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

- SUITABILITY

  Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Policy if you will need your Surrender Value in a short period of time.

- RISK OF LAPSE


  If your monthly charges exceed your Net Accumulation Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the monthly deduction for the current month and the next two months before the end of the Grace Period. Subject to certain conditions you may reinstate a lapsed Policy.

- TAX RISKS

  Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

  Existing tax laws that benefit this Policy may change at any time.

- WITHDRAWAL AND SURRENDER RISKS


  We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. Accordingly, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future.

  A partial withdrawal will reduce Surrender Value and Death Benefit. A partial withdrawal also is subject to a partial withdrawal charge.


  A surrender or partial withdrawal may have tax consequences.

- LOAN RISKS


  Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value and will reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.


  PORTFOLIO RISKS

  Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

  The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------
Maximum Premium Load              Each Premium          Guaranteed: 3% of premium in all years
                                  Payment               Current: 3% of premium in Policy Years 1-10

Premium Tax Charge (1)            Each Premium          2.5% of premium
                                  Payment

Federal Income Tax Charge (1)     Each Premium          1.25% of premium
                                  Payment

Transfer Fees                     Upon Transfer         $0 on first 12 transfers in each Policy Year; $50 on each
                                                        transfer thereafter

Withdrawal Charge                 Upon Withdrawal       The lesser of $50 or 2% of the partial withdrawal amount.

In-force Policy Illustrations     Upon Request          $50 (2)


(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.


(2) We currently waive this charge.

    THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on            Minimum: $0.06 per thousand Net Amount at Risk
(per $1,000 of net                Monthly               Maximum: $83.33 per thousand Net Amount at Risk
amount at risk) (1)               Anniversary
                                  Date                  For 45 year old male non-smoker,
                                                        Standard rating class:
                                                        Maximum: $.38 per thousand
                                                        of Net Amount at Risk

Acquisition Charge                Monthly on            Maximum: $.40 per $1000 in years 1 through 10
(per $1,000 of Specified          Monthly                        $0.00 thereafter
Amount) (2)                       Anniversary
                                  Date

                                                        For 45-year old male, non-smoker, Standard rating class:
                                                        0.089 per $1,000 of Specified Amount in Policy Years 1 through 10;
                                                        $0.00 thereafter

Mortality and Expense             Accrued Daily         Maximum:
Risk Charge (3)                                             Policy Years 1-25: 0.85% annually
                                                            Policy Years 26+:  0.60% annually

                                                        Current:
                                                            Policy Years 1-25: 0.60% annually
                                                            Policy Years 26+:  0.40% annually

Administrative Expense            Monthly on            $10 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Federal Income Tax                Each Valuation        Currently none (4)
Charge                            Period



(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 25.

    The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2) The percentage shown in the table is determined as follows. The acquisition charge is charged for the first ten Policy Years. It is 0.6% of the Load Basis Amount in Policy Years 1-10 (7.2% annually). The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 45-year old male, non-smoker, Standard rating class is 14.91 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 26.

(3) The rates given are effective annual rates.
(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 27 below.

    CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATIO-N VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFIT CHARGES" BELOW.

                                  RIDER CHARGES


                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------------
Death Benefit Maintenance         Beginning at          $6.79458 per $1,000 of rider amount, offset by reduction in
                                  Attained Age 90,      Cost of Insurance
                                  Monthly on
                                  the Monthly
                                  Anniversary Date

Guaranteed Death Benefit          Monthly on            $0.01 per $1000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Spouse Term Rider                 Monthly on            $0.07334 - $25.47888 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date
                                                        $.20337 per $1,000 for 42 year old female non-smoker, Standard rating class (1)

Supplemental Coverage             Monthly Charge,       $0.06-$83.33 per $1,000 Net Amount at Risk attributable to the
Rider                             Deducted Monthly      Rider (1)
                                  on Monthly
                                  Anniversary Date
                                                        $0.38010 per $1,000 for 45 year old male non-smoker, Preferred Plus rating class

                                  Monthly on            Rider Specified Amount is added to the Policy Death Benefit for
                                  Monthly               purposes of calculating the COI charge under the base Policy
                                  Anniversary Date,
                                  as part of COI
                                  charge under the
                                  base Policy

                                  Rider Acquisition     $0.011-$0.40 per $1,000 of Rider Specified Amount in Rider Years 1
                                  Charge, Deducted      through 10 $0.00 thereafter(2)
                                  Monthly on Monthly
                                  Anniversary Date

                                                        $0.089 per $1,000 of Rider Specified Amount in Rider Years 1 through
                                                        10; $0.00 thereafter for 45 year old male non-smoker, Standard rating class

                                  Unit Expense          Guaranteed: $0.01 per $1,000 Rider Specified Amount
                                  Charge, deducted
                                  Monthly on Monthly
                                  Anniversary date



(1)   See footnote (1) on page 7.

(2)   See footnote (2) on page 7.

    THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)

                                                                   MINIMUM          MAXIMUM
                                                                   -------          -------
Total Annual Portfolio Operating Expenses (expenses that are       [0.30%]          [5.35%]
deducted from Portfolio assets, including management
fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements
Total Annual Portfolio Operating Expenses (expenses that are       [0.30%}          [1.98%]
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with waivers and expense reimbursements

(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended [December 31, 2002] for the Portfolios in which the Variable Account invests. [Note: This section will be updated by post-effective amendment.]
    The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through [April 30, 2002]. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were [1.98%] and [0.28%], respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

    The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

    Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

    The figures in the following table show expense ratios for the individual Portfolios for the year ended [December 31, 2002], except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

    INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
    (as a percentage of average net assets)
    NOTE: Fees and charges will be updated by post-effective amendment

                                                                                                                 TOTAL PORTFOLIO
                                                                                              TOTAL PORTFOLIO       ANNUAL
                                                                                                  ANNUAL           EXPENSES
                                                                  12b-1 DISTRIBUTION             EXPENSES     (AFTER CONTRACTUAL
                                                       MANAGEMENT  AND/OR SERVICING    OTHER  (BEFORE EXPENSE       EXPENSE
                                                          FEES           FEES        EXPENSES REIMBURSEMENTS)   REIMBURSEMENTS)
                                                       ---------- ------------------ -------- --------------- ------------------
JPVF Growth Portfolio
JPVF Emerging Growth Portfolio
JPVF Mid-Cap Growth Portfolio (1)
JPVF Capital Growth Portfolio (2)
JPVF Small Company Portfolio
JPVF Mid-Cap Value Portfolio (1)
JPVF S&P 500 Index Portfolio (3)
JPVF Small-Cap Value Portfolio (1)
JPVF Value Portfolio
JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
American Century VP International Fund
American Century VP Value Fund Class II
American Funds Insurance Series, Growth Fund, Class 2
American Funds Insurance Series, Growth-Income
   Fund, Class 2
Ayco Growth Fund (4)
Fidelity VIP Growth Portfolio (5)
Fidelity VIP Equity-Income Portfolio (5)
Fidelity VIP Contrafund(R) Portfolio (5)
Fidelity VIP Investment Grade Bond Portfolio,
   Service Class 2
Franklin Small Cap Value Securities Fund, Class 2
MFS(R) Research Series
MFS(R) Utilities Series
PIMCO Total Return Portfolio (6)
ProFund VP Technology (7)
ProFund VP Healthcare (7)
ProFund VP Financial (7)
Scudder VIT Small Cap Index Fund-Class B (8)
T. Rowe Price Mid-Cap Growth Portfolio II (11)
Templeton Foreign Securities Fund: Class 2
Vanguard VIF Small Company Growth Portfolio (9)
Vanguard VIF Mid-Cap Index Portfolio (10)
Vanguard VIF REIT Index Portfolio (10)

(1)  Expense ratios were calculated on an annualized basis.
(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.
(5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.
(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.
(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.
(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.
(9) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
(10) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(11) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to [.25%] annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION Value--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.




CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.


DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

LOAN VALUE--Generally, 100% of the Policy's Net Accumulation Value on the date of a loan.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET ACCUMULATION VALUE--The Accumulation Value less any Policy Debt.

NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

POLICY--The life insurance contract described in this Prospectus.


POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.


POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified degree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

REFUND OF SALES CHARGES--A refund we make of all first-year acquisition charges, Premium Load and administrative expense charges if you surrender your Policy in the first two Policy Years.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER VALUE--Net Accumulation Value plus Refund of Sales Charges if surrender occurs in the first two Policy Years.


VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

  Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in December of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

  We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


  At December 31, 2002 the Company and its subsidiaries had total assets of approximately $5.8 billion and had $170 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $30.6 billion.


  We write individual life insurance and annuities. It is subject to Nebraska law governing insurance.

  We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policies presently offer thirty-six Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

  INVESTMENT AND FIXED ACCOUNT OPTIONS

  You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy to the General Account.

  SELECTING INVESTMENT OPTIONS

  - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

  - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.


  - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.


- SEPARATE ACCOUNT INVESTMENTS

  The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

  The Separate Account is currently divided into 36 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

  Jefferson Pilot Variable Fund, Inc. ("JPVF")
  American Century Variable Portfolios, Inc.
  American Funds Insurance Series
  Ayco Series Trust
  Deutsche VIT Funds Trust
  Fidelity(R) Variable Insurance Products Fund ("VIP")
  Franklin Templeton Variable Insurance
  Products Trust
  MFS(R) Variable Insurance Trust
  PIMCO Variable Insurance Trust ProFunds VP
  T. Rowe Price Equity Series Inc.
  Vanguard Variable Insurance Fund

  Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

  The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

- INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

  The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


  American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Deutsche VIT Funds Trust. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates ("T. Rowe Price") is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund
are Granahan Investment Management, Inc. ("Granahan") and
  Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.


    Following are the investment objectives and managers for each of the
    Portfolios:

                            EQUITY PORTFOLIO CHOICES

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.

JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   T. Rowe Price
                                            interest income from portfolio securities, if any, is
                                            incidental to the Portfolio's investment objective
                                            of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.                     ("Janus")

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett & Company
                                            objective by investing primarily in a diversified
                                            portfolio of equity securities issued by small
                                            companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                        Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Barclays Global Fund
                                            total return of common stocks publicly traded in            Advisors
                                            the United States, as represented by the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher & Co.

JPVF Value Portfolio                        Long-term growth of capital by investing primarily          Credit Suisse
                                            in a wide range of equity issues that may offer             Management, LLC
                                            capital appreciation and, secondarily, seeks a
                                            reasonable level of current income.

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marisco Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.

JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              TIC
                                            primarily in stocks of companies organized in the
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

American Century VP International           Seeks capital growth.                                       American Century
   Fund

American Century VP Value Fund,             Seeks long-term capital growth.                             American Century
   Class II                                 Income is a secondary objective.

American Growth Fund, Class 2               Seeks long-term growth                                      Capital

American Growth-Income Fund,                Seeks long-term growth and income                           Capital
   Class 2

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

Franklin Small Cap Value                    Seeks long-term total return.                               TIC
   Securities Fund, Class 2

MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.

MFS Utilities                               Seeks capital growth and current income (income             MFS
                                            above that is available from a portfolio invested
                                            entirely in equity securities).

Templeton Foreign Securities                Seeks long-term capital growth.                             TIC
   Fund: Class 2

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.

Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granahan and GMO
Growth Portfolio

Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital                Vanguard
Index Portfolio                             by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

Vanguard VIF REIT Index                     Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.

(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                    EQUITY AND FIXED INCOME PORTFOLIO CHOICES

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Janus
                                            growth, consistent with conservation of capital,
                                            by investing primarily in common stocks and fixed
                                            income securities.

                         FIXED INCOME PORTFOLIO CHOICES

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current income as       MFS
                                            is consistent with preservation of capital and
                                            liquidity.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.

VIP Investment Grade Bond Portfolio,        Seeks to achieve as high a level of current                 FMR
  Service Class 2                           income as is consistent with preservation of capital
                                            and liquidity.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

- MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

  Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

- FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

  We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

  We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

    (a) to operate the Separate Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Division to another, or from any Division to our general account;

    (d) to add, combine, or remove Divisions in the Separate Account;

    (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 27 below; and

    (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

  Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

- GENERAL ACCOUNT

  Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

  The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

  The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

  Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

  We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

  If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

  POLICY CHOICES

- GENERAL


  The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. It is primarily used in multi-life situations where the insureds share a common employment or have a business relationship. The Policy may be owned by a corporation, trust, association or other similar entity. You may use the Policy to informally fund non-qualified executive deferred compensations, salary continuation plans, retiree medical benefits or other purposes. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

  To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 70 and over age 15 at the time the application for the Policy is submitted. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.


  The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

- PREMIUM PAYMENTS

  The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250 ($50 for electronic fund transfers).


  We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.


  In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

- MODIFIED ENDOWMENT CONTRACT


  The Policy will be allowed to become a modified endowment contract ("MEC)" under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

  If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

  We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.


- COMPLIANCE WITH THE INTERNAL REVENUE CODE

  The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

  If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

  We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.
  We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


- BACKDATING

  Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued. Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

- ALLOCATION OF PREMIUMS

  We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

  You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

- DEATH BENEFIT OPTIONS

  At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.


  OPTION 1: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

  OPTION 2: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or

  (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

  OPTION 3: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage, as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.


  The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

  DEATH BENEFIT QUALIFICATION TEST

  You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

  The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

  Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
                       (ATTAINED AGE OF THE INSURED AT THE
                         BEGINNING OF THE CONTRACT YEAR)

     AGE    %       AGE     %      AGE     %       AGE      %
    ----   ---      ---    ---     ---    ---      ---     ---
    0-40   250%      50    185%     60    130%      70     115%
     41    243       51    178      61    128       71     113
     42    236       52    171      62    126       72     111
     43    229       53    164      63    124       73     109
     44    222       54    157      64    122       74     107
     45    215       55    150      65    120      75-90   105
     46    209       56    146      66    119       91     104
     47    203       57    142      67    118       92     103
     48    197       58    138      68    117       93     102
     49    191       59    134      69    116       94+    101

  The cash value accumulation test requires that the Death Benefit be sufficient to prevent the

  Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

  The tests differ as follows:

  (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

  (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

  (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

  (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

  You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.


  The following example demonstrates the Death Benefits under Options 1, 2 and 3 for the cash value accumulation test and the guideline premium test. The example shows an Ensemble EXEC Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.



                                     CASH VALUE     GUIDELINE
                                    ACCUMULATION     PREMIUM
                                        TEST           TEST
                                    ------------    ---------
   Specified Amount                    100,000       100,000
   Accumulation Value                   52,500        52,500
   Corridor Percentage                     288%          215%
   Total Premiums less
   Withdrawals                          15,000        15,000
   Death Benefit Option 1              151,200       112,875
   Death Benefit Option 2              152,500       152,500
   Death Benefit Option 3              151,200       115,000

  Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

  The Death Benefit will be set at 101% of the Accumulation Value on the Policy Anniversary nearest the Insured's Attained Age 100.

  After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 3 to Option 2, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option 3 to Option 1, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options 1 or 2 to Option 3. If a change would result in an immediate change in the Death Benefit, such change will be subject to evidence of insurability.


- TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


  You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise.
  We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


  You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

  Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

  We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

  We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.

- TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

  You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

  We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

  We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

- AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

  Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

  You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

  You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

  You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

  Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

  POLICY VALUES

- ACCUMULATION VALUE

  The Accumulation Value of Your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate Your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

  On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account

  Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

  (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

  (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

  (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

  (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

  (v)   all withdrawals from the Division during the current Valuation Period.


  Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.


  We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i) is the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

  (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

  (iii) is the Type B loan balance at the beginning of the Policy Year; and

  (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

  See "Policy Loans" for a description of Type B loans.

- UNIT VALUES

  We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

  The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

- NET INVESTMENT FACTOR

  The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

  (1) is the sum of:

      (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

  (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

  (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

  Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

  The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

  You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

- SURRENDER VALUE

  The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Policy Debt, plus
  (c) if you surrender the Policy in the first two Policy Years, a Refund of Sales Charges. (See Charges Deducted Upon Surrender)

  CHARGES & FEES

- CHARGES & FEES ASSESSED AGAINST PREMIUM

  PREMIUM CHARGES

  Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

  - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California. In Puerto Rico, no premium tax charge is assessed).

  - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

  - a Premium Load, which is guaranteed not to exceed 3% of premium (in Puerto Rico 5.5% for the first 10 Policy Years, 2.5% after Policy Year 10) and which we currently do not intend to assess after the 10th Policy Year.

  The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.

  The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

- CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

  Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

  MONTHLY DEDUCTION

  On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's

  Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

  The Monthly Deduction equals:

  i) the Cost of Insurance for the Policy (as described below), plus

  ii) a Monthly Administrative Expense Charge of $10, plus

  iii) a monthly Acquisition Charge during the first ten Policy Years equal to 0.6% of the Load Basis Amount

  iv) the cost of optional benefits provided by rider.

  v) a monthly Acquisition Charge during the first 120 months following any increase in Specified Amount.


  COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

  The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
  (iii) where:

  i) is the current Cost of Insurance Rate as described in the Policy;

  ii) is the death benefit at the beginning of the policy month divided by
  1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

  iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

  The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

  The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

  MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.


  ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 0.6% of the Load Basis Amount in Policy Years 1 through 10 (7.2% annually). The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $.40 per $1000 of Specified Amount in years 1 through 10. This charge does not vary with the amount of premium paid. We will also deduct a pro-rated acquisition charge on increases in Specified Amount. We reserve the right to increase or decrease this charge for Policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge compensates us for total sales expenses for the year. To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality Risk and Expense Risk Charges.

  REFUND OF SALES CHARGES. If you surrender your Policy within the first two policy years, we will refund to you all first-year acquisition charges, Premium Load and monthly administrative expense charges you paid.

  This guaranteed refund is available only upon surrender in the first two Policy Years. If the Policy has additional coverage due to a Supplemental Coverage Rider, the refund of Premium Load and monthly administrative expense charges will be reduced by the percentage of total coverage that is due to the Supplemental Coverage Rider.

  CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


- CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE


  We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.40% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.


  The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

  ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

  We may impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.


  OTHER CHARGES


  We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

  POLICY RIGHTS

- SURRENDERS


  By written request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See Right to Defer Payment, Policy Settlement and Payment of Benefits.)


- WITHDRAWALS


  By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Accumulation Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Net Accumulation Value.

  Withdrawals will generally affect the Policy's Accumulation Value, and the life insurance proceeds payable under the Policy as follows:

  - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus the $50 charge;

  - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.


  If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

  If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

  If the Death Benefit Option for the Policy is Option 3, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.


  You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits.)

- GRACE PERIOD

  Generally, on any Monthly Anniversary Date, if your Policy's Net Accumulation Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status".

  Written notice will be mailed to your last known address, according to Our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

  The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.


  If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

- REINSTATEMENT OF A LAPSED OR TERMINATED POLICY


  If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

  - The Policy has not been fully surrendered.

  - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

  - We must receive evidence of insurability satisfactory to us.

  - We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

  - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

  - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

- COVERAGE BEYOND INSURED'S ATTAINED AGE 100

  At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

  - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

  - The Specified Amount will equal the Accumulation Value, as it may change from time to time.

  - The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt.

  - No further premiums will be accepted;

  - No further Monthly Deductions will be taken;

  - The Monthly Accumulation Value Adjustment will no longer apply;

  - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

  - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

- RIGHT TO DEFER PAYMENT

  Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

  Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

- POLICY LOANS


  We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Net Accumulation Value at the end of the Valuation Period during which the loan request is received.


  We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

  Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

  We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the Accumulation Value, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

  If Policy Debt exceeds Accumulation Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Accumulation Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


  You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

  If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

  An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

- POLICY CHANGES

  You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

  INCREASE OR DECREASE IN SPECIFIED AMOUNT

  You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under Attained Age 86 and you send us a written request and the Policy to our Service Office. However:

  - Any increase must be at least $5,000 for a simplified or guaranteed issue

  - Any decrease must be at least $25,000


  - Any increase or decrease will affect your cost of insurance charge

  - Any increase or decrease may affect the monthly Accumulation Value
    Adjustment

  - We may require evidence of insurability for an increase

  - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

  - Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

  - We will assess a charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase


  - Any increase will result in a new Acquisition Charge for the 120 months following the increase;

  - Any decrease may result in federal tax implications (See "Federal Tax Matters")


  - No decrease may decrease the Specified Amount below $25,000.

  - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

  - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued

  CHANGE IN DEATH BENEFIT OPTION

  Any change in the Death Benefit Option is subject to the following conditions:

  - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.


  - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.


  - If you change from Option 1 to Option 2 the Specified Amount will be decreased by the Accumulation Value.

  - If you change from Option 2 to Option 1, the Specified Amount will be increased by the Accumulation Value.

  - If you change from Option 3 to Option 1, the Specified Amount will be increased by the total premiums paid less any withdrawals.

  - If you change from Option 3 to Option 2, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

  - Changes from Option 1 to Option 2 or from Option 3 to Option 1 or 2 will be allowed at any time while this Policy is in force.


  We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.


  If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

  Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. Changes to Option 3 are not allowed.


- RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

  The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

- SUPPLEMENTAL BENEFITS

  The supplemental benefits currently available as riders to the Policy include the following:


  - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained
    Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained

    Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79458 per $1000 of Specified Amount of the Policy. At Attained Age 100, all monthly deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option 2.

  - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

  - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

  - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition charge in the first ten years, guaranteed not to exceed 0.6% of the Load Basis Amount per month in years 1 through 10. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by Issue Age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider will terminate at the Insured's Attained Age 100.

  Rider features and availability will vary by state.

  Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

  DEATH BENEFIT

  The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.


  Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.


  All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

  If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

  (See "Right to Defer Payment" and "Policy Settlement")

  POLICY SETTLEMENT

  We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

  A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

- SETTLEMENT OPTIONS

  The following Settlement Options are available under the Policy:

  OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

  OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

  OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

  OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

  OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

  The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

  Unless otherwise stated in the election of any option, the payee of the Policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

  If the payee of Policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

  At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

  CALCULATION OF SETTLEMENT OPTION VALUES

  The value of the Settlement Options will be calculated as set forth in the Policy.

  ADDITIONAL INFORMATION

- REPORTS TO POLICYOWNERS

  We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

  1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

  2. A statement of all premiums paid and all charges incurred;

  3. The balance of outstanding Policy Loans for the previous calendar year;

  4. Any reports required by the 1940 Act.

  Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 X 7719.

  We will promptly mail confirmation notices at the time of the following transactions:

  1. Policy issue;

  2. receipt of premium payments;

  3. initial allocation among Divisions on the Allocation Date;

  4. transfers among Divisions;

  5. change of premium allocation;

  6. change between Death Benefit Options;

  7. increases or decreases in Specified Amount;

  8. withdrawals, surrenders or loans;

  9. receipt of loan repayments;

  10. reinstatements; and

  11. redemptions due to insufficient funds.

- RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

  We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

  We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

- DISREGARD OF VOTING INSTRUCTIONS

  When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

  We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

- STATE REGULATION

  Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

  In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

  The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

- LEGAL MATTERS

  We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt, LLP, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.

- FINANCIAL STATEMENTS

  The financial statements of the Separate Account as of December 31, 2002 and for each of the periods in the two years then ended, the financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002 and for each of the three years in the period ended December 31, 2002, and the accompanying independent auditors' reports, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

- EMPLOYMENT BENEFIT PLANS

  Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

  TAX MATTERS

- GENERAL

  Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

- FEDERAL TAX STATUS OF THE COMPANY

  We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

- LIFE INSURANCE QUALIFICATION

  The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

  Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


  The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

  If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

  We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

  A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

  The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

  If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

  We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

  Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

  If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

  If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

  A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers
  59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

  To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.


  We believe the Policy will continue to qualify as life insurance under the Code, however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

  The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

  Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

  Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

  If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

  The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

  Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

  Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

  The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the

  Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

  The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

- CHARGES FOR JP FINANCIAL INCOME TAXES

  We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

  Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

  MISCELLANEOUS POLICY PROVISIONS

- THE POLICY

  The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

  Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

  We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

- PAYMENT OF BENEFITS


  All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.


- SUICIDE AND INCONTESTABILITY

  SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

  INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

- PROTECTION OF PROCEEDS

  To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

- NONPARTICIPATION

  The Policy is not entitled to share in our divisible surplus. No dividends are payable.

- CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

  Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

  The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

- MISSTATEMENTS

  If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

  APPENDIX A

- ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the Accumulation Values, Surrender Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-3 through A-20 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Surrender Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The Surrender Value exceeds the Accumulation Value during the first two Policy Years due to the Refund of Sales Charges feature.

  The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Surrender Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Surrender Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Surrender Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and Premium Load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Surrender Values. The Death Benefit values also vary between tables, depending upon whether Option 1, Option 2 or Option 3 Death Benefits are illustrated.

  The amounts shown for the Death Benefit, Accumulation Values, and Surrender Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of [.68%] of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of [.30%] of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended [December 31, 2002.] The investment advisory fee is an arithmetic average of the individual investment advisory fees of the thirty-six Portfolios. The [.30%] expense figure is an arithmetic average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the AFIS Portfolios, the American Century VP Portfolios, the Ayco Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio, the T. Rowe Price Portfolio and the Vanguard Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for assuming mortality and expense risks, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions of Separate Account A in Policy

  Years 1 through 25 and 0.40% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42% and 10.42%, respectively, on a current basis, and -1.83%, 4.17% and 10.17% on a guaranteed basis. [Note: fees and investment rates to be updated by post-effective amendment]

  The assumed annual premium used in calculating Accumulation Value, Surrender Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. The illustrations also reflect deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 0.6% of the Load Basis Amount per month in Policy Years 1 through 10 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Surrender Values and Death Benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made, and that no transfers have been made and no transfer charges imposed.

  Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Accumulation Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations. [Note: the following tables will be updated by post-effective amendment.]

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)          12%   (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%   (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------       --------      ----------
    1              2,100                1,511           1,873        100,000             1,343            1,706        100,000
    2              4,305                3,163           3,525        100,000             2,792            3,155        100,000
    3              6,620                4,971           4,971        100,000             4,356            4,356        100,000
    4              9,051                6,960           6,960        100,000             6,046            6,046        100,000
    5             11,604                9,153           9,153        100,000             7,873            7,873        100,000
    6             14,284               11,577          11,577        100,000             9,850            9,850        100,000
    7             17,098               14,256          14,256        100,000            11,988           11,988        100,000
    8             20,053               17,214          17,214        100,000            14,300           14,300        100,000
    9             23,156               20,486          20,486        100,000            16,802           16,802        100,000
   10             26,414               24,098          24,098        100,000            19,508           19,508        100,000
   11             29,834               28,259          28,259        100,000            22,557           22,557        100,000
   12             33,426               32,857          32,857        100,000            25,872           25,872        100,000
   13             37,197               37,946          37,946        100,000            29,487           29,487        100,000
   14             41,157               43,587          43,587        100,000            33,453           33,453        100,000
   15             45,315               49,847          49,847        100,000            37,819           37,819        100,000
   16             49,681               56,762          56,762        100,000            42,637           42,637        100,000
   17             54,265               64,464          64,464        100,000            47,966           47,966        100,000
   18             59,078               73,047          73,047        100,000            53,880           53,880        100,000
   19             64,132               82,629          82,629        102,460(4)         60,462           60,462        100,000
   20             69,439               93,260          93,260        113,778(4)         67,818           67,818        100,000
   25            100,227              165,764         165,764        192,286(4)        119,557          119,557        138,687(4)
   30            139,522              286,669         286,669        306,736(4)        204,980          204,980        219,329(4)
   35            189,673              488,525         488,525        512,951(4)        345,547          345,547        362,824(4)
   40            253,680              820,047         820,047        861,049(4)        568,624          568,624        597,056(4)
   45            335,370            1,358,214       1,358,214      1,426,125(4)        912,774          912,774        958,413(4)
   50            439,631            2,250,168       2,250,168      2,272,669(4)      1,471,913        1,471,913      1,486,633(4)

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)          12%   (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%   (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER         DEATH          ACCUMULATION      SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------       --------      ----------
    1              2,100                1,511           1,873        100,000             1,343            1,706        100,000
    2              4,305                3,163           3,525        100,000             2,792            3,155        100,000
    3              6,620                4,971           4,971        100,000             4,356            4,356        100,000
    4              9,051                6,960           6,960        100,000             6,046            6,046        100,000
    5             11,604                9,153           9,153        100,000             7,873            7,873        100,000
    6             14,284               11,577          11,577        100,000             9,850            9,850        100,000
    7             17,098               14,256          14,256        100,000            11,988           11,988        100,000
    8             20,053               17,214          17,214        100,000            14,300           14,300        100,000
    9             23,156               20,486          20,486        100,000            16,802           16,802        100,000
   10             26,414               24,098          24,098        100,000            19,508           19,508        100,000
   11             29,834               28,259          28,259        100,000            22,557           22,557        100,000
   12             33,426               32,857          32,857        100,000            25,872           25,872        100,000
   13             37,197               37,946          37,946        100,000            29,487           29,487        100,000
   14             41,157               43,587          43,587        100,000            33,453           33,453        100,000
   15             45,315               49,847          49,847        100,000            37,819           37,819        100,000
   16             49,681               56,732          56,732        108,925(4)         42,637           42,637        100,000
   17             54,265               64,304          64,304        120,249(4)         47,966           47,966        100,000
   18             59,078               72,621          72,621        132,171(4)         53,880           53,880        100,000
   19             64,132               81,754          81,754        145,522(4)         60,395           60,395        107,504(4)
   20             69,439               91,787          91,787        159,710(4)         67,437           67,437        117,340(4)
   25            100,227              158,529         158,529        245,720(4)        111,962          111,962        173,540(4)
   30            139,522              264,401         264,401        372,805(4)        176,898          176,898        249,426(4)
   35            189,673              429,316         429,316        558,111(4)        267,341          267,341        347,543(4)
   40            253,680              682,397         682,397        832,524(4)        390,171          390,171        476,009(4)
   45            335,370            1,066,089       1,066,089      1,236,664(4)        550,361          550,361        638,419(4)
   50            439,631            1,649,189       1,649,189      1,830,600(4)        764,152          764,152        848,208(4)

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)          12%   (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%   (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,505           1,868        101,505             1,336            1,698        101,336
    2              4,305                3,146           3,508        103,146             2,768            3,131        102,768
    3              6,620                4,934           4,934        104,934             4,304            4,304        104,304
    4              9,051                6,894           6,894        106,894             5,952            5,952        105,952
    5             11,604                9,045           9,045        109,045             7,718            7,718        107,718
    6             14,284               11,415          11,415        111,415             9,610            9,610        109,610
    7             17,098               14,020          14,020        114,020            11,632           11,632        111,632
    8             20,053               16,886          16,886        116,886            13,791           13,791        113,791
    9             23,156               20,040          20,040        120,040            16,089           16,089        116,089
   10             26,414               23,502          23,502        123,502            18,531           18,531        118,531
   11             29,834               27,472          27,472        127,472            21,238           21,238        121,238
   12             33,426               31,823          31,823        131,823            24,115           24,115        124,115
   13             37,197               36,595          36,595        136,595            27,176           27,176        127,176
   14             41,157               41,835          41,835        141,835            30,432           30,432        130,432
   15             45,315               47,586          47,586        147,586            33,908           33,908        133,908
   16             49,681               53,814          53,814        153,814            37,613           37,613        137,613
   17             54,265               60,660          60,660        160,660            41,554           41,554        141,554
   18             59,078               68,165          68,165        168,165            45,736           45,736        145,736
   19             64,132               76,405          76,405        176,405            50,160           50,160        150,160
   20             69,439               85,463          85,463        185,463            54,830           54,830        154,830
   25            100,227              145,764         145,764        245,764            82,111           82,111        182,111
   30            139,522              242,299         242,299        342,299           116,386          116,386        216,386
   35            189,673              395,637         395,637        495,637           153,415          153,415        253,415
   40            253,680              639,305         639,305        739,605           185,792          185,792        285,792
   45            335,370            1,027,848       1,027,848      1,127,848           192,832          192,832        292,832
   50            439,631            1,651,298       1,651,298      1,751,298           140,852          140,852        240,852

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)          12%    (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%    (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,505           1,868        101,505             1,336            1,698        101,336
    2              4,305                3,146           3,508        103,146             2,768            3,131        102,768
    3              6,620                4,934           4,934        104,934             4,304            4,304        104,304
    4              9,051                6,894           6,894        106,894             5,952            5,952        105,952
    5             11,604                9,045           9,045        109,045             7,718            7,718        107,718
    6             14,284               11,415          11,415        111,415             9,610            9,610        109,610
    7             17,098               14,020          14,020        114,020            11,632           11,632        111,632
    8             20,053               16,886          16,886        116,886            13,791           13,791        113,791
    9             23,156               20,040          20,040        120,040            16,089           16,089        116,089
   10             26,414               23,502          23,502        123,502            18,531           18,531        118,531
   11             29,834               27,472          27,472        127,472            21,238           21,238        121,238
   12             33,426               31,823          31,823        131,823            24,115           24,115        124,115
   13             37,197               36,595          36,595        136,595            27,176           27,176        127,176
   14             41,157               41,835          41,835        141,835            30,432           30,432        130,432
   15             45,315               47,586          47,586        147,586            33,908           33,908        133,908
   16             49,681               53,814          53,814        153,814            37,613           37,613        137,613
   17             54,265               60,660          60,660        160,660            41,554           41,554        141,554
   18             59,078               68,165          68,165        168,165            45,736           45,736        145,736
   19             64,132               76,405          76,405        176,405            50,160           50,160        150,160
   20             69,439               85,463          85,463        185,463            54,830           54,830        154,830
   25            100,227              145,764         145,764        245,764            82,111           82,111        182,111
   30            139,522              242,299         242,299        342,299           116,386          116,386        216,386
   35            189,673              394,300         394,300        512,590(4)        153,415          153,415        253,415
   40            253,680              627,673         627,673        765,761(4)        185,792          185,792        285,792
   45            335,370              981,508         981,508      1,138,550(4)        192,832          192,832        292,832
   50            439,631            1,519,247       1,519,247      1,686,365(4)        140,852          140,852        240,852

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)          12%    (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%    (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER       DEATH          ACCUMULATION        SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,504           1,867        102,000             1,334            1,696        102,000
    2              4,305                3,142           3,505        104,000             2,761            3,123        104,000
    3              6,620                4,926           4,926        106,000             4,287            4,287        106,000
    4              9,051                6,881           6,881        108,000             5,922            5,922        108,000
    5             11,604                9,027           9,027        110,000             7,669            7,669        110,000
    6             14,284               11,390          11,390        112,000             9,539            9,539        112,000
    7             17,098               13,992          13,992        114,000            11,535           11,535        114,000
    8             20,053               16,855          16,855        116,000            13,662           13,662        116,000
    9             23,156               20,012          20,012        118,000            15,926           15,926        118,000
   10             26,414               23,482          23,482        120,000            18,331           18,331        120,000
   11             29,834               27,470          27,470        122,000            21,002           21,002        122,000
   12             33,426               31,855          31,855        124,000            23,846           23,846        124,000
   13             37,197               36,682          36,682        126,000            26,882           26,882        126,000
   14             41,157               42,006          42,006        128,000            30,127           30,127        128,000
   15             45,315               47,881          47,881        130,000            33,613           33,613        130,000
   16             49,681               54,302          54,302        132,000            37,359           37,359        132,000
   17             54,265               61,416          61,416        134,000            41,388           41,388        134,000
   18             59,078               69,291          69,291        136,000            45,722           45,722        136,000
   19             64,132               78,029          78,029        138,000            50,388           50,388        138,000
   20             69,439               87,747          87,747        140,000            55,418           55,418        140,000
   25            100,227              155,634         155,634        180,536(4)         88,070           88,070        150,000
   30            139,522              269,880         269,880        288,772(4)        144,607          144,607        160,000
   35            189,673              460,614         460,614        483,645(4)        246,843          246,843        259,185(4)
   40            253,680              773,874         773,874        812,568(4)        409,426          409,426        429,897(4)
   45            335,370            1,282,407       1,282,407      1,346,527(4)        660,349          660,349        693,367(4)
   50            439,631            2,125,241       2,125,241      2,146,493(4)      1,067,984        1,067,984      1,078,664(4)

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)          12%    (10.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)       12%    (10.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,504           1,867        102,000             1,334            1,696        102,000
    2              4,305                3,142           3,505        104,000             2,761            3,123        104,000
    3              6,620                4,926           4,926        106,000             4,287            4,287        106,000
    4              9,051                6,881           6,881        108,000             5,922            5,922        108,000
    5             11,604                9,027           9,027        110,000             7,669            7,669        110,000
    6             14,284               11,390          11,390        112,000             9,539            9,539        112,000
    7             17,098               13,992          13,992        114,000            11,535           11,535        114,000
    8             20,053               16,855          16,855        116,000            13,662           13,662        116,000
    9             23,156               20,012          20,012        118,000            15,926           15,926        118,000
   10             26,414               23,482          23,482        120,000            18,331           18,331        120,000
   11             29,834               27,470          27,470        122,000            21,002           21,002        122,000
   12             33,426               31,855          31,855        124,000            23,846           23,846        124,000
   13             37,197               36,682          36,682        126,000            26,882           26,882        126,000
   14             41,157               42,006          42,006        128,000            30,127           30,127        128,000
   15             45,315               47,881          47,881        130,000            33,613           33,613        130,000
   16             49,681               54,302          54,302        132,000            37,359           37,359        132,000
   17             54,265               61,416          61,416        134,000            41,388           41,388        134,000
   18             59,078               69,291          69,291        136,000            45,722           45,722        136,000
   19             64,132               78,029          78,029        138,892(4)         50,388           50,388        138,000
   20             69,439               87,689          87,689        152,580(4)         55,418           55,418        140,000
   25            100,227              151,960         151,960        235,538(4)         88,070           88,070        150,000
   30            139,522              253,925         253,925        358,035(4)        140,672          140,672        198,347(4)
   35            189,673              412,765         412,765        536,595(4)        214,754          214,754        279,180(4)
   40            253,680              656,530         656,530        800,967(4)        315,469          315,469        384,872(4)
   45            335,370            1,026,110       1,026,110      1,190,288(4)        446,948          446,948        518,460(4)
   50            439,631            1,587,770       1,587,770      1,762,424(4)        622,481          622,481        690,954(4)

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,415           1,777        100,000             1,253            1,615        100,000
    2              4,305                2,877           3,239        100,000             2,527            2,889        100,000
    3              6,620                4,386           4,386        100,000             3,821            3,821        100,000
    4              9,051                5,955           5,955        100,000             5,136            5,136        100,000
    5             11,604                7,587           7,587        100,000             6,468            6,468        100,000
    6             14,284                9,292           9,292        100,000             7,818            7,818        100,000
    7             17,098               11,070          11,070        100,000             9,178            9,178        100,000
    8             20,053               12,923          12,923        100,000            10,545           10,545        100,000
    9             23,156               14,858          14,858        100,000            11,912           11,912        100,000
   10             26,414               16,869          16,869        100,000            13,272           13,272        100,000
   11             29,834               19,127          19,127        100,000            14,734           14,734        100,000
   12             33,426               21,467          21,467        100,000            16,186           16,186        100,000
   13             37,197               23,885          23,885        100,000            17,629           17,629        100,000
   14             41,157               26,388          26,388        100,000            19,059           19,059        100,000
   15             45,315               28,976          28,976        100,000            20,472           20,472        100,000
   16             49,681               31,608          31,608        100,000            21,859           21,859        100,000
   17             54,265               34,351          34,351        100,000            23,211           23,211        100,000
   18             59,078               37,200          37,200        100,000            24,515           24,515        100,000
   19             64,132               40,167          40,167        100,000            25,755           25,755        100,000
   20             69,439               43,265          43,265        100,000            26,914           26,914        100,000
   25            100,227               60,909          60,909        100,000            31,032           31,032        100,000
   30            139,522               84,060          84,060        100,000            30,014           30,014        100,000
   35            189,673              115,409         115,409        121,180(4)         13,570           13,570        100,000
   40            253,680              154,463         154,463        162,187(4)              0                0              0
   45            335,370              201,860         201,860        211,953(4)              0                0              0
   50            439,631              261,747         261,747        264,364(4)              0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,415           1,777        100,000             1,253            1,615        100,000
    2              4,305                2,877           3,239        100,000             2,527            2,889        100,000
    3              6,620                4,386           4,386        100,000             3,821            3,821        100,000
    4              9,051                5,955           5,955        100,000             5,136            5,136        100,000
    5             11,604                7,587           7,587        100,000             6,468            6,468        100,000
    6             14,284                9,292           9,292        100,000             7,818            7,818        100,000
    7             17,098               11,070          11,070        100,000             9,178            9,178        100,000
    8             20,053               12,923          12,923        100,000            10,545           10,545        100,000
    9             23,156               14,858          14,858        100,000            11,912           11,912        100,000
   10             26,414               16,869          16,869        100,000            13,272           13,272        100,000
   11             29,834               19,127          19,127        100,000            14,734           14,734        100,000
   12             33,426               21,467          21,467        100,000            16,186           16,186        100,000
   13             37,197               23,885          23,885        100,000            17,629           17,629        100,000
   14             41,157               26,388          26,388        100,000            19,059           19,059        100,000
   15             45,315               28,976          28,976        100,000            20,472           20,472        100,000
   16             49,681               31,608          31,608        100,000            21,859           21,859        100,000
   17             54,265               34,351          34,351        100,000            23,211           23,211        100,000
   18             59,078               37,200          37,200        100,000            24,515           24,515        100,000
   19             64,132               40,167          40,167        100,000            25,755           25,755        100,000
   20             69,439               43,265          43,265        100,000            26,914           26,914        100,000
   25            100,227               60,909          60,909        100,000            31,032           31,032        100,000
   30            139,522               83,177          83,177        117,280(4)         30,014           30,014        100,000
   35            189,673              109,149         109,149        141,894(4)         13,570           13,570        100,000
   40            253,680              138,718         138,718        169,236(4)              0                0              0
   45            335,370              171,822         171,822        199,313(4)              0                0              0
   50            439,631              209,316         209,316        232,341(4)              0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,410           1,772        101,410             1,246            1,608        101,246
    2              4,305                2,862           3,224        102,862             2,505            2,867        102,505
    3              6,620                4,355           4,355        104,355             3,776            3,776        103,776
    4              9,051                5,900           5,900        105,900             5,057            5,057        105,057
    5             11,604                7,500           7,500        107,500             6,344            6,344        106,344
    6             14,284                9,165           9,165        109,165             7,632            7,632        107,632
    7             17,098               10,894          10,894        110,894             8,914            8,914        108,914
    8             20,053               12,688          12,688        112,688            10,182           10,182        110,182
    9             23,156               14,552          14,552        114,552            11,425           11,425        111,425
   10             26,414               16,477          16,477        116,477            12,633           12,633        112,633
   11             29,834               18,629          18,629        118,629            13,907           13,907        113,907
   12             33,426               20,842          20,842        120,842            15,133           15,133        115,133
   13             37,197               23,103          23,103        123,103            16,303           16,303        116,303
   14             41,157               25,415          25,415        125,415            17,408           17,408
 117,408
   15             45,315               27,775          27,775        127,775            18,438           18,438        118,438
   16             49,681               30,100          30,100        130,100            19,375           19,375        119,375
   17             54,265               32,482          32,482        132,482            20,199           20,199        120,199
   18             59,078               34,899          34,899        134,899            20,887           20,887        120,887
   19             64,132               37,356          37,356        137,356            21,408           21,408        121,408
   20             69,439               39,858          39,858        139,858            21,735           21,735        121,735
   25            100,227               52,468          52,468        152,468            19,442           19,442        119,442
   30            139,522               64,350          64,350        164,350             6,712            6,712        106,712
   35            189,673               71,940          71,940        171,940                 0                0              0
   40            253,680               69,669          69,669        169,669                 0                0              0
   45            335,370               48,708          48,708        148,708                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,410           1,772        101,410             1,246            1,608        101,246
    2              4,305                2,862           3,224        102,862             2,505            2,867        102,505
    3              6,620                4,355           4,355        104,355             3,776            3,776        103,776
    4              9,051                5,900           5,900        105,900             5,057            5,057        105,057
    5             11,604                7,500           7,500        107,500             6,344            6,344        106,344
    6             14,284                9,165           9,165        109,165             7,632            7,632        107,632
    7             17,098               10,894          10,894        110,894             8,914            8,914        108,914
    8             20,053               12,688          12,688        112,688            10,182           10,182        110,182
    9             23,156               14,552          14,552        114,552            11,425           11,425        111,425
   10             26,414               16,477          16,477        116,477            12,633           12,633        112,633
   11             29,834               18,629          18,629        118,629            13,907           13,907        113,907
   12             33,426               20,842          20,842        120,842            15,133           15,133        115,133
   13             37,197               23,103          23,103        123,103            16,303           16,303        116,303
   14             41,157               25,415          25,415        125,415            17,408           17,408        117,408
   15             45,315               27,775          27,775        127,775            18,438           18,438        118,438
   16             49,681               30,100          30,100        130,100            19,375           19,375        119,375
   17             54,265               32,482          32,482        132,482            20,199           20,199        120,199
   18             59,078               34,899          34,899        134,899            20,887           20,887        120,887
   19             64,132               37,356          37,356        137,356            21,408           21,408        121,408
   20             69,439               39,858          39,858        139,858            21,735           21,735        121,735
   25            100,227               52,468          52,468        152,468            19,442           19,442        119,442
   30            139,522               64,350          64,350        164,350             6,712            6,712        106,712
   35            189,673               71,940          71,940        171,940                 0                0              0
   40            253,680               69,669          69,669        169,669                 0                0              0
   45            335,370               48,708          48,708        148,708                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,409           1,771        102,000             1,243            1,606        102,000
    2              4,305                2,857           3,220        104,000             2,497            2,859        104,000
    3              6,620                4,345           4,345        106,000             3,757            3,757        106,000
    4              9,051                5,883           5,883        108,000             5,022            5,022        108,000
    5             11,604                7,474           7,474        110,000             6,285            6,285        110,000
    6             14,284                9,127           9,127        112,000             7,543            7,543        112,000
    7             17,098               10,842          10,842        114,000             8,785            8,785        114,000
    8             20,053               12,620          12,620        116,000            10,001           10,001        116,000
    9             23,156               14,466          14,466        118,000            11,179           11,179        118,000
   10             26,414               16,372          16,372        120,000            12,305           12,305        120,000
   11             29,834               18,502          18,502        122,000            13,478           13,478        122,000
   12             33,426               20,692          20,692        124,000            14,579           14,579        124,000
   13             37,197               22,929          22,929        126,000            15,599           15,599        126,000
   14             41,157               25,216          25,216        128,000            16,522           16,522        128,000
   15             45,315               27,549          27,549        130,000            17,331           17,331        130,000
   16             49,681               29,845          29,845        132,000            18,001           18,001        132,000
   17             54,265               32,197          32,197        134,000            18,502           18,502        134,000
   18             59,078               34,584          34,584        136,000            18,795           18,795        136,000
   19             64,132               37,013          37,013        138,000            18,835           18,835        138,000
   20             69,439               39,489          39,489        140,000            18,570           18,570        140,000
   25            100,227               52,059          52,059        150,000            10,480           10,481        150,000
   30            139,522               64,231          64,231        160,000                 0                0              0
   35            189,673               72,549          72,549        170,000                 0                0              0
   40            253,680               69,598          69,598        180,000                 0                0              0
   45            335,370               34,096          34,096        190,000                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           6%    (4.42% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        6%    (4.17% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,409           1,771        102,000             1,243            1,606        102,000
    2              4,305                2,857           3,220        104,000             2,497            2,859        104,000
    3              6,620                4,345           4,345        106,000             3,757            3,757        106,000
    4              9,051                5,883           5,883        108,000             5,022            5,022        108,000
    5             11,604                7,474           7,474        110,000             6,285            6,285        110,000
    6             14,284                9,127           9,127        112,000             7,543            7,543        112,000
    7             17,098               10,842          10,842        114,000             8,785            8,785        114,000
    8             20,053               12,620          12,620        116,000            10,001           10,001        116,000
    9             23,156               14,466          14,466        118,000            11,179           11,179        118,000
   10             26,414               16,372          16,372        120,000            12,305           12,305        120,000
   11             29,834               18,502          18,502        122,000            13,478           13,478        122,000
   12             33,426               20,692          20,692        124,000            14,579           14,579        124,000
   13             37,197               22,929          22,929        126,000            15,599           15,599        126,000
   14             41,157               25,216          25,216        128,000            16,522           16,522        128,000
   15             45,315               27,549          27,549        130,000            17,331           17,331        130,000
   16             49,681               29,845          29,845        132,000            18,001           18,001        132,000
   17             54,265               32,197          32,197        134,000            18,502           18,502        134,000
   18             59,078               34,584          34,584        136,000            18,795           18,795        136,000
   19             64,132               37,013          37,013        138,000            18,835           18,835        138,000
   20             69,439               39,489          39,489        140,000            18,570           18,570        140,000
   25            100,227               52,059          52,059        150,000            10,480           10,481        150,000
   30            139,522               64,231          64,231        160,000                 0                0              0
   35            189,673               72,549          72,549        170,000                 0                0              0
   40            253,680               69,598          69,598        180,000                 0                0              0
   45            335,370               34,096          34,096        190,000                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.42% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,320           1,682        100,000             1,163            1,525        100,000
    2              4,305                2,603           2,965        100,000             2,273            2,636        100,000
    3              6,620                3,849           3,849        100,000             3,331            3,331        100,000
    4              9,051                5,066           5,066        100,000             4,335            4,335        100,000
    5             11,604                6,258           6,258        100,000             5,282            5,282        100,000
    6             14,284                7,429           7,429        100,000             6,171            6,171        100,000
    7             17,098                8,577           8,577        100,000             6,995            6,995        100,000
    8             20,053                9,701           9,701        100,000             7,750            7,750        100,000
    9             23,156               10,803          10,803        100,000             8,429            8,429        100,000
   10             26,414               11,876          11,876        100,000             9,024            9,024        100,000
   11             29,834               13,075          13,075        100,000             9,639            9,639        100,000
   12             33,426               14,232          14,232        100,000            10,161           10,161        100,000
   13             37,197               15,337          15,337        100,000            10,588           10,588        100,000
   14             41,157               16,390          16,390        100,000            10,914           10,914        100,000
   15             45,315               17,389          17,389        100,000            11,134           11,134        100,000
   16             49,681               18,265          18,265        100,000            11,237           11,237        100,000
   17             54,265               19,092          19,092        100,000            11,210           11,210        100,000
   18             59,078               19,849          19,849        100,000            11,036           11,036        100,000
   19             64,132               20,543          20,543        100,000            10,695           10,695        100,000
   20             69,439               21,176          21,176        100,000            10,164           10,164        100,000
   25            100,227               23,018          23,018        100,000             3,904            3,904        100,000
   30            139,522               22,045          22,045        100,000                 0                0              0
   35            189,673               15,572          15,572        100,000                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,320           1,682        100,000             1,163            1,525        100,000
    2              4,305                2,603           2,965        100,000             2,273            2,636        100,000
    3              6,620                3,849           3,849        100,000             3,331            3,331        100,000
    4              9,051                5,066           5,066        100,000             4,335            4,335        100,000
    5             11,604                6,258           6,258        100,000             5,282            5,282        100,000
    6             14,284                7,429           7,429        100,000             6,171            6,171        100,000
    7             17,098                8,577           8,577        100,000             6,995            6,995        100,000
    8             20,053                9,701           9,701        100,000             7,750            7,750        100,000
    9             23,156               10,803          10,803        100,000             8,429            8,429        100,000
   10             26,414               11,876          11,876        100,000             9,024            9,024        100,000
   11             29,834               13,075          13,075        100,000             9,639            9,639        100,000
   12             33,426               14,232          14,232        100,000            10,161           10,161        100,000
   13             37,197               15,337          15,337        100,000            10,588           10,588        100,000
   14             41,157               16,390          16,390        100,000            10,914           10,914        100,000
   15             45,315               17,389          17,389        100,000            11,134           11,134        100,000
   16             49,681               18,265          18,265        100,000            11,237           11,237        100,000
   17             54,265               19,092          19,092        100,000            11,210           11,210        100,000
   18             59,078               19,849          19,849        100,000            11,036           11,036        100,000
   19             64,132               20,543          20,543        100,000            10,695           10,695        100,000
   20             69,439               21,176          21,176        100,000            10,164           10,164        100,000
   25            100,227               23,018          23,018        100,000             3,904            3,904        100,000
   30            139,522               22,045          22,045        100,000                 0                0              0
   35            189,673               15,572          15,572        100,000                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,315           1,678        101,315             1,156            1,518        101,156
    2              4,305                2,589           2,952        102,589             2,254            2,616        102,254
    3              6,620                3,821           3,821        103,821             3,292            3,292        103,292
    4              9,051                5,020           5,020        105,020             4,269            4,269        104,269
    5             11,604                6,188           6,188        106,188             5,182            5,182        105,182
    6             14,284                7,332           7,332        107,332             6,028            6,028        106,028
    7             17,098                8,448           8,448        108,448             6,801            6,801        106,801
    8             20,053                9,534           9,534        109,534             7,493            7,493        107,493
    9             23,156               10,595          10,595        110,595             8,099            8,099        108,099
   10             26,414               11,619          11,619        111,619             8,608            8,608        108,608
   11             29,834               12,762          12,762        112,762             9,124            9,124        109,124
   12             33,426               13,853          13,853        113,853             9,531            9,531        109,531
   13             37,197               14,880          14,880        114,880             9,829            9,829        109,829
   14             41,157               15,843          15,843        115,843            10,010           10,010        110,010
   15             45,315               16,738          16,738        116,738            10,070           10,070        110,070
   16             49,681               17,480          17,480        117,480             9,998            9,998        109,998
   17             54,265               18,156          18,156        118,156             9,780            9,780        109,780
   18             59,078               18,744          18,744        118,744             9,400            9,400        109,400
   19             64,132               19,249          19,249        119,249             8,839            8,839        108,839
   20             69,439               19,673          19,673        119,673             8,077            8,077        108,077
   25            100,227               20,060          20,060        120,060               758              758        100,758
   30            139,522               16,751          16,751        116,751                 0                0              0
   35            189,673                7,169           7,169        107,169                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,315           1,678        101,315             1,156            1,518        101,156
    2              4,305                2,589           2,952        102,589             2,254            2,616        102,254
    3              6,620                3,821           3,821        103,821             3,292            3,292        103,292
    4              9,051                5,020           5,020        105,020             4,269            4,269        104,269
    5             11,604                6,188           6,188        106,188             5,182            5,182        105,182
    6             14,284                7,332           7,332        107,332             6,028            6,028        106,028
    7             17,098                8,448           8,448        108,448             6,801            6,801        106,801
    8             20,053                9,534           9,534        109,534             7,493            7,493        107,493
    9             23,156               10,595          10,595        110,595             8,099            8,099        108,099
   10             26,414               11,619          11,619        111,619             8,608            8,608        108,608
   11             29,834               12,762          12,762        112,762             9,124            9,124        109,124
   12             33,426               13,853          13,853        113,853             9,531            9,531        109,531
   13             37,197               14,880          14,880        114,880             9,829            9,829        109,829
   14             41,157               15,843          15,843        115,843            10,010           10,010        110,010
   15             45,315               16,738          16,738        116,738            10,070           10,070        110,070
   16             49,681               17,480          17,480        117,480             9,998            9,998        109,998
   17             54,265               18,156          18,156        118,156             9,780            9,780        109,780
   18             59,078               18,744          18,744        118,744             9,400            9,400        109,400
   19             64,132               19,249          19,249        119,249             8,839            8,839        108,839
   20             69,439               19,673          19,673        119,673             8,077            8,077        108,077
   25            100,227               20,060          20,060        120,060               758              758        100,758
   30            139,522               16,751          16,751        116,751                 0                0              0
   35            189,673                7,169           7,169        107,169                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                                          RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER         DEATH          ACCUMULATION      SURRENDER        DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,314           1,676        102,000             1,154            1,516        102,000
    2              4,305                2,585           2,947        104,000             2,245            2,607        104,000
    3              6,620                3,810           3,810        106,000             3,271            3,271        106,000
    4              9,051                5,000           5,000        108,000             4,230            4,230        108,000
    5             11,604                6,156           6,156        110,000             5,117            5,117        110,000
    6             14,284                7,284           7,284        112,000             5,928            5,928        112,000
    7             17,098                8,381           8,381        114,000             6,653            6,653        114,000
    8             20,053                9,445           9,445        116,000             7,285            7,285        116,000
    9             23,156               10,478          10,478        118,000             7,812            7,812        118,000
   10             26,414               11,470          11,470        120,000             8,222            8,222        120,000
   11             29,834               12,575          12,575        122,000             8,614            8,614        122,000
   12             33,426               13,622          13,622        124,000             8,869            8,869        124,000
   13             37,197               14,594          14,594        126,000             8,978            8,978        126,000
   14             41,157               15,493          15,493        128,000             8,931            8,931        128,000
   15             45,315               16,310          16,310        130,000             8,715            8,715        130,000
   16             49,681               16,949          16,949        132,000             8,307            8,307        132,000
   17             54,265               17,504          17,504        134,000             7,684            7,684        134,000
   18             59,078               17,946          17,946        136,000             6,812            6,812        136,000
   19             64,132               18,279          18,279        138,000             5,651            5,651        138,000
   20             69,439               18,503          18,503        140,000             4,161            4,161        140,000
   25            100,227               17,150          17,150        150,000                 0                0              0
   30            139,522                9,617           9,617        160,000                 0                0              0
   35            189,673                    0               0              0                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST                                    RATE OF RETURN(1):      (CURRENT)           0%   (-1.58% NET)
MALE NON-SMOKER ISSUE AGE 45                                                            (GUARANTEED)        0%   (-1.83% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                         ASSUMED ANNUAL PREMIUM(2):   $2,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED       -------------------------------------------       --------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION     SURRENDER        DEATH          ACCUMULATION       SURRENDER         DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------      -------------     ----------     ----------        ------------      ---------      ----------
    1              2,100                1,314           1,676        102,000             1,154            1,516        102,000
    2              4,305                2,585           2,947        104,000             2,245            2,607        104,000
    3              6,620                3,810           3,810        106,000             3,271            3,271        106,000
    4              9,051                5,000           5,000        108,000             4,230            4,230        108,000
    5             11,604                6,156           6,156        110,000             5,117            5,117        110,000
    6             14,284                7,284           7,284        112,000             5,928            5,928        112,000
    7             17,098                8,381           8,381        114,000             6,653            6,653        114,000
    8             20,053                9,445           9,445        116,000             7,285            7,285        116,000
    9             23,156               10,478          10,478        118,000             7,812            7,812        118,000
   10             26,414               11,470          11,470        120,000             8,222            8,222        120,000
   11             29,834               12,575          12,575        122,000             8,614            8,614        122,000
   12             33,426               13,622          13,622        124,000             8,869            8,869        124,000
   13             37,197               14,594          14,594        126,000             8,978            8,978        126,000
   14             41,157               15,493          15,493        128,000             8,931            8,931        128,000
   15             45,315               16,310          16,310        130,000             8,715            8,715        130,000
   16             49,681               16,949          16,949        132,000             8,307            8,307        132,000
   17             54,265               17,504          17,504        134,000             7,684            7,684        134,000
   18             59,078               17,946          17,946        136,000             6,812            6,812        136,000
   19             64,132               18,279          18,279        138,000             5,651            5,651        138,000
   20             69,439               18,503          18,503        140,000             4,161            4,161        140,000
   25            100,227               17,150          17,150        150,000                 0                0              0
   30            139,522                9,617           9,617        160,000                 0                0              0
   35            189,673                    0               0              0                 0                0              0
   40            253,680                    0               0              0                 0                0              0
   45            335,370                    0               0              0                 0                0              0
   50            439,631                    0               0              0                 0                0              0

----------
(1) For policy years 26 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.58% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

  To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

  The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains this prospectus, the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

  Investment Company Act of 1940 Registration File No. 811-4160

                 ENSEMBLE EXEC VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                  in connection with its JPF Separate Account A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble EXEC Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2003

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2001 and December 31, 2002, JPVC received $172,076 and $________, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 35% of first year target premium and 10% of first excess premium; 20% of target premium for the second through the fifth Policy Years and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. Compensation arrangements vary among broker-dealers. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment.

The seven-day yield of the Money Market Division as of December 31, 2002 was 0.96%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).


                                                                       AVERAGE ANNUAL TOTAL RETURN

                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION


JPVF Mid-Cap Growth            05/01/01     7.00     -32.03    -32.03     N/A       N/A      N/A     -27.77
JPVF Growth                    01/01/98     0.79     -25.97    -25.97    -22.97     N/A      N/A      1.32
JPVF Emerging Growth           05/01/95     4.23     -34.24    -34.24    -30.15    -4.62     N/A      5.16
ProFund VP Technology (7)      01/22/01    21.23     -41.03    -41.03     N/A       N/A      NA      -41.69
Ayco Growth (7)                12/01/00     6.28     -29.27    -29.27     N/A       N/A      N/A     -17.85
JPVF Capital Growth            05/01/92     6.92     -31.53    -31.53    -24.04    -2.81    8.30     10.18
JPVF Small Company             04/18/86     4.56     -29.38    -29.38    -18.96   -11.94    1.81      5.57
Scudder VIT Small Cap
Index (2)(7)                   08/22/97     5.91     -21.18    -21.18    -8.58     -2.37     N/A     -1.33
Vanguard(R) VIF Small Company
Growth                         06/03/96     5.29     -24.48    -24.48    -3.01     9.44      N/A      8.57
American Century VP
International                  05/01/94     3.63     -20.85    -20.85    -22.75    -2.37     N/A      2.65
T. Rowe Price Mid-Cap
Growth (3)                     12/31/96     8.21     -21.83    -21.83    -6.23     4.17      N/A      6.37
Fidelity VIP Growth            10/09/86     6.63     -30.52    -30.52    -20.44    -0.95    7.78      9.74
MFS(R) Research                07/26/95     5.73     -24.99    -24.99    -17.74    -3.39     N/A      4.11
JPVF Mid-Cap Value             05/01/01     7.65     -14.18    -14.18     N/A       N/A      N/A     -9.39
ProFund VP Healthcare (7)      01/22/01     3.57     -23.15    -23.15     N/A       N/A      N/A     -15.33
American Century VP Value (4)  05/01/96     8.17     -17.74    -17.74     1.43     -2.06     N/A      3.43
JPVF International Equity      01/01/98     3.77     -23.25    -23.25    -23.60     N/A      N/A     -6.62
Vanguard(R) VIF Mid-Cap Index  02/09/99     5.63     -15.16    -15.16    -0.56      N/A      N/A      5.30
ProFund VP Financial (7)       01/22/01     5.84     -15.39    -15.39     N/A       N/A      N/A     -11.69
JPVF Small-Cap Value           05/01/01     4.86     -13.16    -13.16     N/A       N/A      N/A     -2.22
JPVF S&P 500 Index (5)(7)      05/01/00     8.15     -22.80    -22.80     N/A       N/A      N/A     -16.72
JPVF Value                     05/01/92     5.99     -21.83    -21.83    -5.01     0.17     8.58      8.78
Fidelity VIP Equity-Income     10/09/86     9.23     -17.44    -17.44    -5.62     -0.29    9.07      9.34
Templeton Foreign
Securities (6)                 05/01/92     4.74     -19.05    -19.05    -13.10    -2.72    7.11      5.99
MFS(R) Utilities               01/03/95     9.40     -23.22    -23.22    -14.92    -1.25     N/A      8.56
JPVF World Growth Stock        08/01/85     5.44     -17.17    -17.17    -8.03     -0.91    6.75      8.07
Fidelity VIP Contrafund(R)     01/03/95     1.19      -9.89     -9.89     -9.97     3.08      N/A     11.59
Vanguard(R) VIF REIT Index     02/09/99    -0.07       2.91      2.91     12.91      N/A      N/A      9.02
JPVF Balanced                  05/01/92     1.98      -6.92     -6.92     -4.62     4.29     7.34      7.64
JPVF High Yield Bond           01/01/98     4.48       1.51      1.51     -1.51      N/A      N/A     -0.04
PIMCO Total Return (7)         12/31/97     2.37       8.43      8.43      8.54     6.41      N/A      6.41
JPVF Money Market              08/01/95     0.11       0.62      0.62      2.99     3.43     3.42      4.10

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(3) The inception date of Class II shares, in which this Division invests, was 05/01/02. The performance shown for the period from 12/31/96 through 04/30/02 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to Class II shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The total returns of these Portfolios reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been lower.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2002, and for the periods ended December 31, 2001 and 2000, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal address of Ernst & Young, LLP is 202 Centre Port Drive, Suite 200, Greensboro, NC 27401.

The consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TO BE FILED BY AMENDMENT

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn2

     (d) (i)   Specimen Policy. (Filed herewith)

         (ii)  Form of Riders.Fn3

     (e) Application. To be filed by Post-Effective Amendment.

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn4

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn4

     (g) Reinsurance Contracts. To be filed by Post-Effective Amendment.

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn5

         (ii) Participation Agreement between Jefferson Pilot Financial Insurance Company and T. Rowe Price Equity Series, Inc. To be filed by Post-Effective Amendment.

         (iii) Participation Agreement among Jefferson Pilot Financial Insurance Company, Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation. To be filed by Post-Effective Amendment.

          (iv) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company.Fn2

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporatoin, and Chubb Life Insurance Company of America.Fn2

                 (b) Addendum to the Participation Agreement.Fn2

                 (c) Addendum to the Participation Agreement.Fn2

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn2

                 (b) Addendum to the Participation Agreement.Fn2

                 (c) Addendum to the Participation Agreement.Fn2

          (vii) (a) Participation Agreement by and amount Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                 (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilot Financial Insurance Company.Fn7

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

          (x) Participation Agreement between Jefferson Pilot Financial Insurance Company and Deutsche VIT Funds. To be filed by Post-Effective Amendment.

          (xi) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

          (xii) Participation Agreement between Jefferson Pilot Financial Insurance Company and ProFunds VP. To be filed by Post-Effective Amendment.

          (xiii) Participation Agreement between Jefferson Pilot Financial Insurance Company and American Funds Insurance Series. To be Filed by Post-Effective Amendment.

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn2

     (l) Actuarial opinion and consent (to be filed by post-effective
     Amendment).

     (m) Sample calculation of items illustrated (filed herewith).

     (n) Not Applicable.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).Fn6

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     Director, Executive Vice President

Kenneth C. Mlekush                  Director, President

Hoyt J. Phillips                    Director, Senior Vice President

David A. Stonecipher                Director, Chairman and Chief Executive Officer

John D. Hopkins                     Executive Vice President and General Counsel

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.                Senior Vice President and Chief Life Actuary

Richard T. Stange                   Senior Vice President, Deputy General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                    Vice President

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 26, 2002.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, JPF Separate Account A, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 25th day of February, 2003.

(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY OF AMERICA (Depositor)

                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ David A. Stonecipher              Director; Chairman of      February 25, 2003
-----------------------------------   the Board and Chief
    David A. Stonecipher              Executive Officer

/s/ Kenneth C. Mlekush
-----------------------------------   Director; President        February 25, 2003
    Kenneth C. Mlekush

/s/ Dennis R. Glass                   Director; Executive        February 25, 2003
-----------------------------------   Vice President
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      February 25, 2003
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        February 25, 2003
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           February 25, 2003
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   February 25, 2003
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

d(i)     Specimen Policy

m.       Illustrated Sample Calculations